Household Consumer Loan Trust, Series 1996-2 Deposit Trust Calculations
Previous Due Period Ending					Oct 31, 2000
Current Due Period Ending					Nov 30, 2000
Prior Distribution Date					Nov 14, 2000
Distribution Date					Dec 14, 2000

Beginning Trust Principal Receivables					3,664,583,017.08
Average Principal Receivables					3,664,245,575.33
FC&A Collections (Includes Recoveries)					60,959,766.01
Principal Collections					101,584,967.49
Additional Balances					44,547,694.24
Net Principal Collections					57,037,273.25
Defaulted Amount					20,830,604.69
Miscellaneous Payments					0.00
Principal Recoveries					1,383,253.00

Beginning Participation Invested Amount					320,369,536.71
Beginning Participation Unpaid Principal Balance					320,369,536.71
Ending Participation Invested Amount					313,561,451.54
Ending Participation Unpaid Principal Balance					313,561,451.54

Accelerated Amortization Date					Jul 31, 2001
Is it the Accelerated Amortization Period? 0=No					0

OC Balance as % of Ending Participation Invested Amount (3 month average)					8.521%
Is it Early Amortization? (No, if 3 month OC Average >or=4.25%)					0

Investor Finance Charges and Administrative Collections
Numerator for Floating Allocation					320,369,536.71
Numerator for Fixed Allocation					327,588,318.47
Denominator - Max(Sum of Numerators, Principal Receivables)					3,664,245,575.33
Applicable Allocation Percentage					8.7431%
Investor FC&A Collections					5,329,787.97

Series Participation Interest Default Amount
Numerator for Floating Allocation					320,369,536.71
Denominator - Max(Sum of Numerators, Principal Receivables)					3,664,245,575.33
Floating Allocation Percentage					8.7431%
Series Participation Interest Default Amount					1,821,245.61

Principal Allocation Components
Numerator for Floating Allocation					320,369,536.71
Numerator for Fixed Allocation					327,588,318.47
Denominator - Max(Sum of Numerators, Principal Receivables)					3,664,245,575.33

Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through Rate, [Max(b,c)]					8.0000%
(b) Prime Rate minus 1.50%					8.0000%
(c) Rate Sufficient to Cover Interest, Yield and Accelerated Principal Pmt Amount					6.5989%
(d) Series Participation Interest Unpaid Principal Balance					320,369,536.71
(e) Actual days in the Interest Period					30
Series Participation Monthly Interest, [a*d*e]					2,135,796.91

Series Participation Interest Interest Shortfall					0.00
Previous Series Participation Interest Interest Shortfall					0.00

Additional Interest					0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]					6,808,085.17

(a) Investor Principal Collections, [Max(b,h) or e]					4,986,839.56
(b) prior to Accelerated Amort. Date or not Early Amort. Period, [c*d]					4,986,839.56
(c) Floating Allocation Percentage					8.7431%
(d) Net Principal Collections					57,037,273.25
(e) after Accelerated Amort Date or Early Amort Period, [f*g]					9,081,828.17
(f) Fixed Allocation Percentage					8.9401%
(g) Collections of Principal					101,584,967.49

(h) Minimum Principal Amount, [Min(i,l)]					3,945,406.05
(i) Floating Allocation Percentage of Principal Collections					8,881,699.74
(j) 1.8% of the Series Participation Interest Invested Amount					5,766,651.66
(k) Series Participation Interest Net Default Payment Amount					1,821,245.61
(l) the excess of (j) over (k)					3,945,406.05

(m) Series Participation Interest Net Default Payment Amount					1,821,245.61

(n) Optional Repurchase Amount (principal only) at Sec. 9					0.00

Application of Investor Finance Charges and Admin Collections
Investor Finance Charges and Admin. Collections [Sec. 4.11(a)]					5,329,787.97
Series Servicing Fee paid if HFC is not the Servicer [Sec. 4.11(a)(i)]					0.00
plus any unpaid Series Servicing Fee of other than HFC					0.00
Series Participation Interest Monthly Interest [Sec. 4.11(a)(ii)]					2,135,796.91
Series Participation Interest Interest Shorfall [Sec. 4.11(a)(ii)]					0.00
Additional Interest [Sec. 4.11(a)(ii)]					0.00
Series Participation Interest Default Amount [Sec. 4.11(a)(iii)]					1,821,245.61
Reimbursed Series Participation Interest Charge-Offs [Sec. 4.11(a)(iv)]					0.00
Servicing Fee Paid [Sec. 4.11(a)(v)]					533,949.23
Excess [Sec. 4.11(a)(vi)]					838,796.22

Series Participation Investor Charge Off [Sec. 4.12(a)]					0.00

Seller's Interest					1,302,984,399.67

Series 1996-2 Owner Trust Calculations
Due Period				November 2000
Payment Date				Dec 15, 2000

Optimum Monthly Principal [a+b+c]
(a) Available Investor Principal Collections				6,808,085.17
(b) Series Participation Interest Charge Offs				0.00
(c) Lesser of Excess Interest and Carryover Charge offs				0.00

Accelerated Principal Payment				66,743.65

Series Participation Interest Monthly Interest				2,135,796.91

Allocation of Optimum Monthly Principal and Series Part. Interest Monthly Interest

Interest and Yield
Pay Class A-1 Interest Distribution- Sec. 3.05(a)(i)(a)				942,247.80
Pay Class A-2 Interest Distribution- Sec. 3.05(a)(i)(b)				199,850.83
Pay Class A-3 Interest Distribution- Sec. 3.05(a)(i)(c)				263,502.32
Pay Class B Interest Distribution- Sec. 3.05(a)(i)(d)				197,852.02
Pay Certificates the Certificate Yield- Sec. 3.05(a)(i)(e)				91,545.60

Principal up to Optimum Monthly Principal Balance
Pay Class A-1 to Targeted Principal Balance- Sec. 3.05(a)(ii)(a)				3,471,956.72
Pay Class A-2 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)				734,347.30
Pay Class A-3 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)				954,479.92
Pay Class B to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)				694,002.59

Pay Certificate Yield if not paid pursuant to Sec. 3.05 (a)(i)(e)				0.00

Principal up to Optimal Monthly Principal
Pay Certificate to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(iii)				306,363.83
Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min Bal- Sec. 3.05(a)(iv)				646,934.81

Principal up to Accelerated Principal Payment Amout
Pay Class A-1 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(a)				0.00
Pay Class A-2 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(b)				0.00
Pay Class A-3 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(c)				0.00
Pay Class B to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(d)				0.00
Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)				66,743.65
Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)				0.00
Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)				0.00
Pay Class B to zero- Sec. 3.05(a)(v)(h)				0.00

Principal up to Optimal Monthly Principal
Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)				0.00
Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)				0.00
Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)				0.00
Pay Class B to zero- Sec. 3.05(a)(vi)(d)				0.00
Pay Certificates up to Certificate Minimum Balance or zero- Sec. 3.05(a)(vi)(e)				0.00
Pay HCLC Optimum Monthly Principal provided OC >0- Sec. 3.05(a)(vi)(f)				0.00

Remaining Amounts to Holder of Designated Certificate - Sec. 3.05(a)(vii)				374,054.69

Allocations of Distributions to Overcollateralization Amount

Available Distributions
Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min Bal- Sec. 3.05(a)(iv)				646,934.81
Pay HCLC Optimum Monthly Principal provided OC >0- Sec. 3.05(a)(vi)				0.00

To Designated Certificate Holder up to total Accelerated Principal Payments				66,743.65
To Designated Certificate Holder up to Holdback Amount				580,191.16
To HCLC any remaining amounts				0.00

Principal paid to the Designated Certificate				3,063.64
Household Consumer Loan Trust, 1996-2
Series 1996-2 Owner Trust Calculations
Due Period Ending	Nov 30, 2000
Payment Date	Dec 15, 2000

Calculation of Interest Expense

Index (LIBOR)	6.620000%
Accrual end date, accrual beginning date and days in Interest Period	Dec 15, 2000	Nov 15, 2000	30
	Class A-1	Class A-2	Class A-3	Class B	Certificates	Overcoll Amount
Beginning Unpaid Principal Balance	166,523,912	34,556,340	44,915,168	32,657,830	14,416,629	27,299,658
Previously unpaid interest/yield	0.00	0.00	0.00	0.00	0.00
Spread to index	0.17%	0.32%	0.42%	0.65%	1.00%
Rate (capped at 13%, 15%, 15%, 15%, 16%)	6.790000%	6.940000%	7.040000%	7.270000%	7.620000%
Interest/Yield Payable on the Principal Balance	942,248	199,851	263,502	197,852	91,546
Interest on previously unpaid interest/yield	0	0	0	0	0
Interest/Yield Due	942,248	199,851	263,502	197,852	91,546
Interest/Yield Paid	942,248	199,851	263,502	197,852	91,546

Summary

Beginning Security Balance	166,523,912	34,556,340	44,915,168	32,657,830	14,416,629	27,299,658
Beginning Adjusted Balance	166,523,912	34,556,340	44,915,168	32,657,830	14,416,629
Principal Paid	3,538,700	734,347	954,480	694,003	306,364	646,935
Ending Security Balance	162,985,211	33,821,992	43,960,688	31,963,827	14,110,265	26,719,467
Ending Adjusted Balance	162,985,211	33,821,992	43,960,688	31,963,827	14,110,265
Ending Certificate Balance as % Participation Interest Invested Amount					0
Targeted Balance	163,051,955	33,821,992	43,960,688	31,963,827	14,110,265
Minimum Adjusted Balance		18,800,000	24,500,000	17,800,000	7,900,000	14,800,000
Certificate Minimum Balance					9,502,166
Ending OC Amount as Holdback Amount						21,622,744
Ending OC Amount as Accelerated Prin Pmts						5,096,723

Beginning Net Charge offs	0.00	0.00	0.00	0.00	0.00	0.00
Reversals	0.00	0.00	0.00	0.00	0.00	0.00
Charge offs	0.00	0.00	0.00	0.00	0.00	0.00
Ending Net Charge Offs	0.00	0.00	0.00	0.00	0.00	0.00

Interest/Yield Paid per $1000	$1.1867101	$3.8256284	$3.8807411	$4.0075353	$2.4818522
Principal Paid per $1000	$4.4568015	$14.0571842	$14.0571417	$14.0571722	$8.3056940